UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

HEMACARE CORPORATION
(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

15350 Sherman Way, Suite 350, Van Nuys, CA 91406
(Address of principal executive offices)      (Zip Code)

(Registrant's telephone number, including area code): 818-226-1968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 12, 2007, HemaCare Corporation (the “Company”) issued a press release announcing financial results for the third quarter and the first nine months of 2007 (the “Release”). A copy is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Attached to the Release is a table of condensed consolidated financial data. This table inadvertently indicated that basic and diluted loss per share for the nine months ended September 30, 2007 was $0.76 instead of the correct amount of $0.74. In addition, this table inadvertently indicated that the basic and diluted weighted average shares outstanding for the three months ended September 30, 2007 was 8,682,000 instead of the correct amount of 8,794,000. Finally, this table inadvertently indicated that basic and diluted weighted average shares outstanding for the nine months ended September 30, 2007 was 8,357,000 instead of the correct amount of 8,588,000. The information corrected in this Current Report on Form 8-K will be accurately reported in the Company’s report on Form 10-Q filed with the SEC.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated November 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 14, 2007	HEMACARE CORPORATION By: /s/ Robert S. Chilton Robert S. Chilton Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 12, 2007